SUB ITEM 77Q1. Exhibits

77Q1(a) Copies of any material amendments to the registrant’s charter or by-laws:

A copy of the Registrant’s Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference as filed as Exhibit (a)(2) via EDGAR on April 28, 2017 in Post-Effective Amendment No. 125 to the Registrant’s registration statement on Form N 1A under the 1933 Act and Amendment No. 125 to the Registrant’s registration statement on Form N-1A under the Investment Company Act of 1940, as amended, pursuant to Rule 485(b) of the 1933 Act (Accession No. 0001193125-17-147168).

77Q1(d) Copies of all constituent instruments defining the rights of the holders of any new class of securities and of any amendments to constituent instruments referred to in answer to sub-item 77I:

A copy of the Registrant’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is incorporated by reference as filed as Exhibit (n) via EDGAR on April 28, 2017 in Post-Effective Amendment No. 125 to the Registrant’s registration statement on Form N 1A under the 1933 Act and Amendment No. 125 to the Registrant’s registration statement on Form N-1A under the Investment Company Act of 1940, as amended, pursuant to Rule 485(b) of the 1933 Act (Accession No. 0001193125-17-147168).

77Q1(e) Copies of any new or amended Registrant investment advisory contracts:

A copy of the Addendum amending Exhibit A to the Investment Management Agreement between the Registrant and the Advisor with Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient Adaptive US Equity Fund, Salient EM Infrastructure Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Growth Fund, Salient Tactical Muni & Credit Fund, Salient Tactical Real Estate Fund, and Salient US Dividend Signal Fund is incorporated by reference as filed as Exhibit (d)(1)(b) via EDGAR on April 28, 2017 in Post-Effective Amendment No. 125 to the Registrant’s registration statement on Form N 1A under the 1933 Act and Amendment No. 125 to the Registrant’s registration statement on Form N-1A under the Investment Company Act of 1940, as amended, pursuant to Rule 485(b) of the 1933 Act (Accession No. 0001193125-17-147168).